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                                                                    EXHIBIT 10.5


                           REGISTRATION RIGHTS POLICY


         REGISTRATION RIGHTS POLICY (the "Policy"), dated as of ______, 1997, by American Retirement Corporation (the "Company") on behalf of each of the holders, as of the date hereof, of the Common Stock, par value $.01 per share, of the Company (the "Common Stock Holders").

         WHEREAS, as of the date of this Policy, the Common Stock Holders own 7,812,500 shares of the Company's Common Stock;

         WHEREAS, the Board of Directors of the Company has filed with the Securities and Exchange Commission a Registration Statement on Form S-1 (No. 333-__________) (the "Registration Statement") covering the underwritten initial public offering (the "IPO") by the Company of up to 3,125,000 shares of Common Stock (excluding 468,750 shares of Common Stock subject to an underwriters' overallotment option granted by the Company), and has authorized the officers of the Company to prepare and execute this Policy in the name and on behalf of the Company in connection with the IPO; and

         WHEREAS, the Board of Directors has authorized the officers of the Company to offer certain registration rights to the Common Stock Holders, pursuant to this Policy, the acceptance of which shall be evidenced by the performance of such Common Stock Holders of the covenants and agreements herein contained;

         NOW, THEREFORE, the Company hereby established this policy and offers to the Common Stock Holders the registration rights contained herein, subject to the terms and conditions hereof.

         1. Definitions - As used in this Policy, the following terms shall have the following meanings:

                 "Holder" means each Common Stock Holder that owns Registrable Securities, including their respective permitted successors and assigns who acquire Registrable Securities, directly or indirectly, from a Common Stock Holder; provided however, that a successor or assign will become a Holder only if such successor or assign is a family member of a Holder, a trust for the benefit of a family member of a Holder, or a transferee who receives such Registrable Securities upon a distribution by a Holder that is not a natural person. For purposes of this Policy, the Company may deem and treat the registered holder of a Registrable Security as the Holder and absolute owner thereof, and the Company shall not be affected by any notice to the contrary.

                 "IPO Date" means the effective date, as declared by order of the SEC, of the Registration Statement.

                 "Registrable Securities" means (a) the Common Stock owned of record by the Common Stock Holders as of the IPO Date (the "IPO Common Stock") and (b) any securities issued or issuable in respect of the IPO Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, reclassification, merger, or consolidation,
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and any other securities issued pursuant to any pro rata distribution with respect to such IPO Common Stock. For purposes of this Policy, a Registrable Security ceases to be a Registrable Security when (x) its offer and sale has been effectively registered under the Securities Act and has been sold or distributed in accordance with such effective registration statement, or (y) it has been or may be sold or distributed to the public pursuant to Rule 144 (or any successor or similar provision) under the Securities Act.

                 "Required Holders" means the Holders of at least 25% of the Registrable Securities.

                 "SEC" means the Securities and Exchange Commission.

                 "Securities Act" means the Securities Act of 1933, as amended from time to time.

         2.      Demand Registration.

         (a) Subject to the terms and conditions set forth herein, beginning one year after the IPO Date, if the Required Holders shall request the Company in writing to register under the Securities Act up to 20% of the Registrable Securities held by such Holders (a "Demand Registration"), within 15 business days of receipt of such request the Company shall give written notice of such registration request to all Holders and the Company will include in such registration all Registrable Securities of such Holders with respect to which the Company has received written requests for inclusion therein within 15 days after receipt by the Holders of such notice. The Company shall use all reasonable efforts to cause to be filed and declared effective as soon as reasonably practicable a registration statement, on such appropriate form as the Company in its discretion shall determine, providing for the sale of up to 20% of the Registrable Securities held by each of such Holders; provided, however, that such requests shall express the present intention of the Holders to offer or cause the offering of such Registrable Securities for distribution and shall state the intended method of distribution thereof. Each registration statement filed pursuant to this Section 2(a) is hereinafter referred to as a "Demand Registration Statement."

         The Company's obligation to use all reasonable efforts to cause Registrable Securities to be registered in accordance with this Section 2(a) is subject to each of the following limitations, conditions, and qualifications:

                 (i) If the Company shall have previously given notice of a proposed registration to the Holders pursuant to Section 3 hereof, then the Company shall not be required to effect any registration requested pursuant to this Section 2(a) for a period of 180 days from the date of such notice; provided, however, that if the registration statement filed in connection therewith becomes effective within such 180-day period, such 180-day period shall be extended for such period as may be required pursuant to the terms and conditions of any underwriting agreement entered into in connection with such proposed registration.

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                 (ii)     The Company may postpone for a period of 90 days the
         filing or the effectiveness of a registration requested pursuant to this Section 2(a) if (A) such registration is demanded within 90 days following the effective date of a registration statement filed by the Company or (B) the Board of Directors of the Company determines in good faith that such registration might have an adverse effect on any plan or proposal by the Company or any of its subsidiaries with respect to any financing, acquisition, recapitalization, reorganization, or other material transaction or that the Company is in possession of material non-public information and disclosure of such information is not in the best interests of the Company or any of its subsidiaries; provided, however, that as soon as the conditions permitting such delay no longer obtain, the Company shall give notice of that fact to the Required Holders, and shall proceed with the registration unless the Required Holders shall have elected, at any time prior to the close of business on the tenth business day after the Company has so notified the Required Holders, to withdraw their request for registration, and such withdrawn request shall not constitute a request hereunder.

                 (iii) The Company shall not be required to effect any registration pursuant to this Section 2(a) unless such registration relates to Registrable Securities representing at least 25% of the then outstanding shares of such Registrable Securities.

                 (iv) In no event will any Holder participating in any Demand Registration be permitted to sell in excess of 20% of such Holder's Registrable Securities.

                 (v) The obligation of the Company to register the offer and sale of Registrable Securities pursuant to this Section 2(a) shall expire after two Demand Registration Statements filed by reason of a request pursuant to Section 2(a) shall have become effective and remained effective for the period specified in Section 4(a)(ii) hereof.

         (b)     The Company agrees that, except as otherwise permitted by
Section 2(d) hereof, it will not effect any public sale or distribution (or any registration with respect thereto) of any of its Common Stock during a period beginning on the fifteenth day prior to, and ending on the earlier of the forty-fifth day after, the date such Demand Registration Statement is declared effective or the date when attempts to effect such registration are abandoned by or at the request of the Required Holders (the "Hold-Back Period").

         (c) The Company may, at its option and in its sole discretion, require that all shares proposed to be sold in a Demand Registration be sold in a firm-commitment underwriting. The Company shall have the right to select any nationally recognized investment banking firm(s) to underwrite the offering.

         (d) The Company and, at the Company's election, any other holders of Common Stock with registration rights, may include in any registration requested pursuant to Section 2(a) any shares of Common Stock which it or they shall determine so to include (the "Additional Registrable Securities") and the consent of the Holders shall not be required with respect thereto; provided,





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however, that, if, in the opinion of the managing underwriter(s) of such offering, the inclusion in such registration statement of all Additional Registrable Securities would materially interfere with the successful marketing of the Holders' Registrable Securities, then the number of the Additional Registrable Securities shall be reduced to such number, if any, that, in the opinion of such managing underwriter(s), can be included in such underwriting without such interference with the successful marketing of the Holders' Registrable Securities.

         3. Incidental Registration. Subject to the terms and conditions set forth herein, if prior to the second anniversary of the IPO Date the Company proposes to register the offer and sale of shares of Common Stock for its own account (the "Initially Proposed Shares") for cash under the Securities Act, the Company will promptly give written notice to the Holders of its intention to effect such registration (such notice to specify, to the extent known, the proposed offering price, the number of shares of Common Stock proposed to be registered, and the distribution arrangements, including indemnification of underwriters), and the Holders shall be entitled to include in such registration statement, as a part of such underwritten offering, such number of shares (the "Holder Shares") to be sold for the account of the Holders (on the same terms and conditions as the Initially Proposed Shares) as shall be specified in a request in writing delivered to the Company within 15 days after the date upon which the Company gave the aforementioned notice.

         The Company's obligations to include Holder Shares in a registration statement pursuant to this Section 3 is subject to each of the following limitations, conditions, and qualifications:

         (a)     In no event will a Holder have the right pursuant to this
Section 3 to include his or her Registrable Securities in a registration on Form S-8 or any successor form relating to the securities to be issued pursuant to a Company employee benefit plan or a registration on Form S-4 or any successor form relating to a merger or other transaction described in Rule 145 of the Securities Act.

         (b) If, at any time after giving written notice of its intention to effect a registration of any of its shares of Common Stock prior to the effective date of any registration statement filed in connection with such registration, the Company shall determine for any reason not to register the offer and sale of such shares, the Company may, at its election, give written notice of such determination to the Holders of Holder Shares and thereupon it shall be relieved of its obligation to use any efforts to register any Holder Shares in connection with such aborted registration.

         (c) If, in the opinion of the managing underwriter(s) of such offering, the distribution of all or a specified portion of the Holder Shares would materially interfere with the registration and sale, in accordance with the intended method thereof, of the Initially Proposed Shares, then the number of Holder Shares and shares of Common Stock to be registered on behalf of any person (other than the Company) entitled to exercise incidental registration rights with respect to such registration ("Other Holders") to be included in such registration statement shall be reduced (pro rata among the Holders and Other Holders on the basis of the number of shares that each such Holder and Other Holder requested be included unless such Other Holder's rights are expressly superior to the rights of the Holders pursuant to this Policy, in which case such Other Holder's number of shares





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shall not be reduced pursuant to this Section 3(c)) to such number, if any, that, in the opinion of such managing underwriter(s), can be included without such interference. If, as a result of the cutback provisions of the preceding sentence, any Holder is not entitled to include all of the Holder Shares in such registration, such Holder may elect to withdraw its request to include Holder Shares in such registration (a "Withdrawal Election"); provided, however, that a Withdrawal Election shall be irrevocable and such Holder shall no longer have any right to include any Holder Shares in the registration as to which such Withdrawal Election was made.

         (d) As a condition to each Holder's right to include Holder Shares in a registration pursuant to this Section 3, such Holder shall, if requested by the Company or the managing underwriter(s) in connection with such registration and distribution, (A) agree to sell the Holder Shares on the basis provided in any underwriting arrangements entered into in connection therewith and (B) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents that are customary in similar transactions and required under the terms of such underwriting arrangements.

         4.      Registration Procedures.

         (a) Whenever the Company is required to use all reasonable efforts to effect the registration of any Registrable Securities under the Securities Act pursuant to the terms and conditions of Section 2(a) regarding Demand Registrations, the Company will use all reasonable efforts to effect the registration and sale of the Registrable Securities in accordance with the intended method of disposition thereof. Without limiting the generality of the foregoing, the Company will as soon as practicable:

                 (i) prepare and file with the SEC a registration statement on any appropriate form under the Securities Act with respect to the Registrable Securities and use all reasonable efforts to cause such registration statement to become effective;

                 (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Securities and other securities covered by such registration statement until the earlier of (A) the expiration of 60 days after such registration statement becomes effective and (B) until the Company has received written notice from all of the participating Holders that they do not intend to sell additional securities; provided, that, if the offering of Registrable Securities pursuant to such registration statement is terminated or suspended by any stop order, injunction, or other order or requirement of the SEC or any other governmental agency or court, the foregoing time period shall be extended by the number of days during the period from and including the date such stop order, injunction, or other order or requirement becomes effective to and including the date when such termination or suspension no longer exists;





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                 (iii)    furnish the Holders of the Registrable Securities
         covered by such registration statement, without charge, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case without exhibits unless specifically requested), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus), such documents incorporated by reference in such registration statement or prospectus, and such other documents, as such Holders may reasonably request;

                 (iv) use all reasonable efforts to register, qualify, or exempt the Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as the managing underwriter(s) shall reasonably recommend, and do any and all other acts and things which may be reasonably necessary or advisable to enable the Holders to consummate the disposition in such jurisdictions of the Registrable Securities covered by such registration statement, except that the Company shall not for any such purpose be required to (A) qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, (B) subject itself to taxation in any such jurisdiction wherein it is not so subject, or (C) consent to general service of process in any such jurisdiction or otherwise take any action that would subject it to the general jurisdiction of the courts of any jurisdiction in which it is not so subject;

                 (v) otherwise use all reasonable efforts to comply with all applicable rules and regulations of the SEC;

                 (vi) furnish, at the Company's expense, unlegended certificates representing ownership of the securities being sold in such denominations as shall be requested and instruct the transfer agent to release any stop transfer orders with respect to the Registrable Securities being sold;

                 (vii) notify each Holder at any time when a prospectus relating to the Registrable Securities is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such Registration Statement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of the prospectus or any preliminary prospectus, in light of the circumstances under which they were made) not misleading, and the Company will, as promptly as practicable thereafter, prepare and file with the SEC and furnish a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of Registrable Securities such prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                 (viii) enter into customary agreements (including an underwriting agreement in customary form in the case of an underwritten offering); make such representations and warranties to the Holders and underwriter(s) (in the case of underwritten offerings) in form,





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         substance, and scope as are customarily made by issuers to sellers or underwriter(s) in similar offerings;

                 (ix) make available for inspection by the Holders, any underwriter or agent participating in any disposition pursuant to such Registration Statement, and any attorney, accountant, or other similar professional advisor retained by any such Holders, underwriter(s) or agents (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors, and employees to supply all information reasonably requested by any such Inspectors in connection with such Registration Statement. The Holders agree that the Records and other information which the Company determines to be confidential and of which determination the Inspectors are so notified shall not be disclosed by the Inspectors unless (A) the release of such Records is ordered pursuant to a subpoena, court order, or regulatory or agency request, or (B) the information in such Records has been generally disseminated to the public. Each Holder agrees that it will, upon learning that disclosure of such Record is sought in a court of competent jurisdiction or by a governmental agency, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

                 (x) obtain for delivery to the Company, the underwriter(s) or agent, with copies to the Holders, a "comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "comfort" letters as the Holders or the managing underwriter(s) reasonably request;

                 (xi) obtain for delivery to the Holders and the underwriter(s) or agent an opinion or opinions from counsel for the Company in customary form and reasonably satisfactory to the Holders, underwriter(s) or agents and their counsel;

                 (xii) make available to its security holders earnings statements, which need not be audited, satisfying the provisions of
         Section 11(a) of the Securities Act no later than 90 days after the end of the 12-month period beginning with the first month of the Company's first quarter commencing after the effective date of the Registration Statement, which earnings statements shall cover said 12 month period;

                 (xiii) make every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the effectiveness of such registration statement at the earliest possible moment;

                 (xiv) cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities within the United States as may be reasonably necessary to enable the sellers or the underwriter(s) to consummate the disposition of such securities;





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                 (xv)     cooperate with the Holders and the managing
         underwriter(s), or any other interested party (including any interested broker-dealer) in making any filings or submission reasonably required to be made, and the furnishing of all appropriate information in connection therewith, with the National Association of Securities Dealers, Inc. ("NASD");

                 (xvi) effect the listing of the Registrable Securities on the New York Stock Exchange or such other national securities exchange or quotation system, on which shares of the Company's Common Stock shall then be listed or authorized for quotation; and

                 (xvii) take all other reasonable steps necessary to effect the registration of the Registrable Securities contemplated hereby.

         (b) The Holders shall provide (in writing and signed by the Holders and stated to be specifically for use in the related registration statement, preliminary prospectus, prospectus, or other document incident thereto) all such information and materials, including without limitation, the intended plan of distribution, and take all such action as may be required in order to permit the Company to comply with all applicable requirements of the SEC and any applicable state securities laws and to obtain any desired acceleration of the effective date of any registration statement prepared and filed by the Company pursuant to this Policy.

         (c) If a registration pursuant to Section 2 involves an underwritten offering, and in connection with any registration by the Company of any class of equity securities of the Company for sale for its own account, including pursuant to Section 3 hereof, each Holder agrees, whether or not any of such Holder's Registrable Securities are included in such registration, not to effect any sale or distribution, including any sale pursuant to Section 144 of the Securities Act, of any securities of the Company which are similar to the securities included in such registration (other than as part of such underwritten offering), without the consent of the managing underwriter(s), for a period of 180 days after the date a request for registration is made pursuant to Section 2(a) hereof or the date the Company notifies the Holders of its intent to register such equity securities for its own account, including pursuant to Section 3 hereof, as the case may be; provided, however, that if the registration statement filed in connection therewith becomes effective within such 180-day period, such 180-day period shall be extended for such period as may be required pursuant to the terms and conditions of any underwriting agreement entered into in connection with such proposed registration.

         (d) The Holders shall, if requested by the Company or the managing underwriter(s) in connection with any proposed registration and distribution pursuant to this Policy, (i) agree to sell the Registrable Securities on the basis provided in any underwriting arrangements entered into in connection therewith and (ii) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents customary in similar offerings.

         (e) Upon receipt of any notice from the Company that the Company has become aware that the prospectus (including any preliminary prospectus) included in any registration statement filed pursuant to Section 2(a) or
Section 3 hereof, as then in effect, contains any untrue statement of a





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material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, the Holders shall immediately discontinue disposition of the Registrable Securities pursuant to the registration statement covering the same until the Holders' receipt of copies of a supplemented or amended prospectus and, if so directed by the Company, deliver to the Company all copies other than permanent file copies then in the Holder's possession, of the prospectus covering the Registrable Securities that was in effect prior to such amendment or supplement.

         (f) The Company shall pay all expenses incurred in connection with any Demand Registration Statements filed pursuant to Section 2(a) and any Registration Statement filed pursuant to Section 3 of this Policy, including, without limitation, all SEC and blue sky registration and filing fees (including NASD fees), printing expenses, transfer agents and registrars' fees, fees and disbursements of the Company's counsel and accountants, and fees and disbursements of experts used by the Company in connection with such registration statement, except that each Holder shall pay all underwriting discounts, commissions, and expenses attributable to his or her Registrable Securities sold pursuant to any such registration statement and any fees and expenses of his or her own counsel.

         5.      Indemnification; Contribution.

         (a) The Company agrees to indemnify and hold harmless, to the extent permitted by law, each Holder of Registrable Securities, its officers and directors, and each person, if any, who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities, and expenses arising out of any untrue or alleged untrue statement of a material fact contained in any registration statement under which Registrable Securities owned by such Holder were registered under the Securities Act, prospectus, or preliminary prospectus, or any amendment thereof or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus or preliminary prospectus, in the light of the circumstances under which they were made) not misleading except insofar as the same are caused by or contained in any information or affidavit with respect to such Holder furnished in writing to the Company by such Holder expressly for use therein or by such Holder's failure to furnish the Company upon request with the information with respect to such Holder or such Holder's plan of distribution that is the subject of the untrue statement or omission or by such Holder's failure to deliver a copy of the applicable registration statement or prospectus (exclusive of the documents, if any, from which information is incorporated by reference) after the Company has furnished such Holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will also indemnify the underwriters thereof, their officers and directors, and each person who controls (within the meaning of the Securities Act) such underwriters to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities.

         (b) In connection with any registration statement in which a Holder of Registrable Securities is participating, each such Holder agrees to indemnify and hold harmless, to the extent permitted by law, the Company, the directors and officers of the Company, and each person, if any,





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who controls (within the meaning of the Securities Act) the Company against any losses, claims, damages, liabilities, and expenses arising out of any untrue or alleged untrue statement of a material fact contained in any registration statement under which Registrable Securities owned by such Holder were registered under the Securities Act, prospectus, or preliminary prospectus, or any amendment thereof or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, or preliminary prospectus, in the light of the circumstances under which they were made) not misleading, to the extent that such untrue statement or omission is contained in any information or affidavit with respect to such Holder furnished in writing to the Company by such Holder expressly for use therein or such untrue statement or omission relates to such Holder or such Holder's plan of distribution and such Holder failed to furnish such information to the Company upon request, or arising out of the Holder's failure to deliver a copy of the applicable registration statement or prospectus (exclusive of the documents, if any, from which information is incorporated by reference) after the Company has furnished such Holder with a sufficient number of copies of the same. Notwithstanding the provisions of this Section 5(b), the indemnification required from any Holder shall be limited to the amount of the proceeds received by such Holder from the sale of the Registrable Securities. The Company and, to the extent customary in underwriting agreements at the time, its directors and officers and each person, if any, who controls (within the meaning of the Securities Act) the Company, shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers, and similar securities industry professionals participating in the distribution to the same extent as provided above with respect to information so furnished in writing by such persons specifically for inclusion in any prospectus or registration statement, or the failure by such underwriters, selling brokers, dealer managers, and similar securities industry professionals to deliver a copy of the applicable registration statement or prospectus (exclusive of the documents, if any, from which information is incorporated by reference) after the Company has furnished such persons with a sufficient number of copies of the same.

         (c) Any person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such person will claim indemnification or contribution pursuant to this Policy and permit the indemnifying party to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly situated, to assume the defense of such claim with counsel reasonably satisfactory to such indemnified party. If the indemnifying party elects to assume the defense of a claim, it shall not be liable to such indemnified party for legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel with respect to such claim. The indemnifying party will not be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld. If the failure of any person to give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification prejudices such indemnifying party, such indemnifying party shall be relieved of its obligation to indemnify such person to the extent that such indemnifying party has been prejudiced. No indemnifying party will





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consent to entry of any judgment or enter into any settlement agreement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

         (d) If the indemnification provided for in this Section 5 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities, or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, or expenses in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statements of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitation set forth in Section 5(c), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Paragraph 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

         6. Conditions Precedent to Registration. The Company's obligations under this Policy to effect the registration of any Registrable Securities are subject to the agreement to and the performance by the Holders of such Registrable Securities of the obligations of such Holders contained in this Policy, including, without limitation, the agreement by such Holders to pay certain expenses incurred in connection with the sale of the Registrable Securities pursuant to Section 4(f) hereof and the agreement by such Holders to indemnify the Company pursuant to Section 5(b) hereof. Unless a Holder shall, if requested by the Company, complete, execute and deliver all agreements, questionnaires, indemnities, and other documents customary in a proposed registration or deemed necessary by the Company to evidence such Holder's agreements and obligation under this Policy, the Company will have no obligation to register such Holder's Registrable Securities.

         7. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery or delivery by telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery





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

(if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the third business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

                 If to the Company:

                 American Retirement Corporation
                 111 Westwood Place, Suite 402
                 Brentwood, Tennessee 37027
                 Telecopy (615) 221-2269
                 Attention: President

                 with a copy to:

                 Bass, Berry and Sims PLC
                 2700 First American Center
                 Nashville, Tennessee 37238
                 Telecopy (615) 742-6298
                 Attention:  J. Gentry Barden

                 If to a Holder,
                 to the address of such Holder shown on the stock ledger books of the Company.

         The Company may from time to time change its address for notices under this Section 7 by giving at least 10 days' written notice of such changed address to each of the Holders. Each Holder may from time to time change its address for notices under this Section 7 by giving at least 10 days' written notice of such changed address to the Company.

         8. Additional Registration Rights. Nothing in this Policy shall limit the Company's right to authorize or grant demand or incidental registration rights to other persons who own or have the right to acquire securities of the Company (including Common Stock), regardless whether such registration rights are senior, pari parsu, or subordinate to the rights of the Holders hereunder.

         9. Headings. The headings herein are for convenience only, do not constitute a part of this Policy and shall not be deemed to limit or affect any of the provisions hereof.

         10. Successors and Assigns; Amendments. This Policy shall be binding upon and inure to the benefit of the Company and the Holders and their respective successors and assigns, including each subsequent Holder of any Registrable Securities; provided, however, that the Company may





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

amend, modify, supplement, or revoke this Policy at any time with the consent of the Holders of at least 50% of the Registrable Securities.

         11. No Third Party Beneficiaries. This Policy is intended for the benefit of the Company and the Holders and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person thereof.

         12. Governing Law. Upon acceptance by the Holders, this Policy shall be governed by and construed and enforced in accordance with the internal laws of the State of Tennessee without regard to the principles of conflicts of laws thereof.

         IN WITNESS WHEREOF, the Company has caused this Policy to be duly executed by its authorized officer as of the date hereof.

                                          AMERICAN RETIREMENT CORPORATION


                                          By:
                                             ----------------------------------

                                          Name:
                                               --------------------------------

                                          Title:
                                                -------------------------------




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